------------------------------------------------------------------------------

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                             THE ROUSE COMPANY
------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)


------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          --------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          --------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          --------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          --------------------------------------------------------------------

     (5)  Total fee paid:


          --------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:


          --------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:


          --------------------------------------------------------------------

      (3) Filing Party:


          --------------------------------------------------------------------

      (4) Date Filed:


          --------------------------------------------------------------------
------------------------------------------------------------------------------

The following memos were distributed to certain Rouse employees beginning on October 14, 2004.

                 [General Growth Properties, Inc. Graphic]

To: All Rouse Corporate Employees

General Growth Properties, Inc. is pleased to invite Rouse employees to a general informational meeting. In addition to sharing GGP's story, we see this as an excellent opportunity to learn more about you.

For more than 50 years, the people of GGP have created and assembled assets of extraordinary value. John Bucksbaum, our Chief Executive Officer, has great expectations for the merger of the powerful portfolio of retail assets that have been built by The Rouse Company and GGP. As John has stated "We look forward to melding these properties, and the employees associated with their success with our existing 178 owned and managed centers. Combining the properties and people of our two companies will create the most profitable and productive shopping center company in the world."

You are cordially invited to attend a 90 minute informational overview meeting to learn more about GGP, to obtain information regarding our benefit programs, and to have an opportunity to ask questions.

The information session for your team will be held in the Spear Center at the following times:

          Monday, October 18
          ------------------
          1:00    Human Resources, Administrative Services,
                  Information Technologies

          Tuesday, October 19
          -------------------

          8:30    Legal, Corporate Compliance
          10:30   Controllers (departments TBA)
          1:30    Controllers (departments TBA)
          3:30    Finance and Tax

          Wednesday, October 20
          ---------------------

          8:30    Asset Management, Retail Leasing, Office of the Chariman
          10:30   Commercial Development, New Communities including the
                  Bridgelands by video conference

Please take advantage of this important opportunity to learn more about GGP!!!

                 [General Growth Properties, Inc. Graphic]


To: All Rouse Center Managers

General Growth Properties, Inc. is pleased to invite Rouse employees to a general informational meeting. In addition to sharing GGP's story, we see this as an excellent opportunity to learn more about you.

For more than 50 years, the people of GGP have created and assembled assets of extraordinary value. John Bucksbaum, our Chief Executive Officer, has great expectations for the merger of the powerful portfolio of retail assets that have been built by The Rouse Company and GGP. As John has stated "We look forward to melding these properties, and the employees associated with their success with our existing 178 owned and managed centers. Combining the properties and people of our two companies will create the most profitable and productive shopping center company in the world."

A GGP Human Capital representative will contact you soon to schedule a 90 minute informational overview for you and your team to learn more about GGP, to obtain information regarding our benefit programs, and to have an opportunity to ask questions.

The information session for your team will be held during the week of October 18. GGP's Human Capital representative will work with you to determine the specific times for meetings. We will depend on you to notify your employees of this meeting. Attached is a letter that you can customize and distribute to your employees.

                 [General Growth Properties, Inc. Graphic]


TO: ALL ROUSE MALL EMPLOYEES

General Growth Properties, Inc. is pleased to invite Rouse employees to a general informational meeting. In addition to sharing GGP's story, we see this as an excellent opportunity to learn more about you.

For more than 50 years, the people of GGP have created and assembled assets of extraordinary value. John Bucksbaum, our Chief Executive Officer, has great expectations for the merger of the powerful portfolio of retail assets that have been built by The Rouse Company and GGP. As John has stated "We look forward to melding these properties, and the employees associated with their success with our existing 178 owned and managed centers. Combining the properties and people of our two companies will create the most profitable and productive shopping center company in the world."

You are cordially invited to attend a 90 minute informational overview meeting to learn about GGP, to obtain information regarding our benefit programs, and to have an opportunity to ask questions.

The information session for your mall team will be on:

                    [fill in date, time & location]
    may be multiple sessions... TBD by mall Center Manager and HC representative

Please take advantage of this opportunity to learn more about GGP!!!

                   CAUTIONARY FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements, which reflect the Company's current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results. The words "will," "plan," "believe," "expect," "anticipate," "should," "target," "intend," and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Rouse Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of The Rouse Company's Form 10-Q for the quarter ended June 30, 2004.

                           ADDITIONAL INFORMATION

On October 9, 2004, Rouse began the process of mailing its definitive proxy statement, together with a proxy card. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ ROUSE'S PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER.

Stockholders may also obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at the SEC's website at http://www.sec.gov. Copies of the Company's proxy statement and other SEC filings are also available on the Company's website at http://www.therousecompany.com under "Investor Relations." Copies of the proxy statement and the Company's other filings with the SEC may also be obtained from the Company free of charge by directing a request to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044,
Attention: Investor Relations. In addition, copies of Rouse's proxy materials may be requested by contacting Rouse's proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Stockholders should read the definitive proxy statement carefully before making any voting decisions.

Information regarding Rouse's directors and executive officers who were in office at the time of the 2004 annual meeting of stockholders is available as to those directors and executive officers in the Company's proxy statement for that meeting which was filed with the SEC on April 2, 2004. In addition to those directors and executive officers, a director appointed since the 2004 annual meeting, other members of Rouse management and the Company's employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Additional information regarding the interests of such potential participants is included in the proxy statement and the other relevant documents filed with the SEC.